UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

Dravco Mining Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-50664	88-0474904
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

580 Hornby Street, Suite 210, Vancouver,
British Columbia, Canada	V6C 3B6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 687-6991

_____________________________________________________________________________________

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

a)     On December 2, 2005, Luis Humberto Goyzueta Angobaldo resigned as a member of the Board of Directors and Chief Financial Officer of Dravco Mining Inc. (the "Company"). Mr. Goyzueta has resigned as Director of the Company to pursue other personal interests.

At the time of his resignation, Mr. Goyzueta possessed no Company securities, nor is he owed any compensation for his services as Director of the Company.

b)     On December 2, 2005, Rodney Lozinski assumed the position as Chief Financial Officer of the Company in addition to his existing positions as a member of the Board of Directors, President, Secretary and Treasurer.

Mr. Lozinski receives no compensation for his services as sole Director and Officer of Dravco Mining Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAVCO MINING INC.

By: /s/ Rodney Lozinski
--------------------------------------------
Rodney L. Lozinski
Sole Director and Officer

Dated: December 3, 2005